Exhibit 10.2

WAIVER

This WAIVER (“Waiver”), dated as of August 19, 2009, is by and among PINNACLE GAS RESOURCES, INC., a Delaware corporation, the Lenders from time to time party hereto, and THE ROYAL BANK OF SCOTLAND plc, as Administrative Agent and as Lender.

WHEREAS, the Borrower, the Lenders and the Administrative Agent are parties to that certain Credit Agreement (as amended by that certain Letter Regarding Waiver and Amendment to Credit Agreement dated March 9, 2007, the Second Amendment to Credit Agreement dated as of August 4, 2008, the Third Amendment to Credit Agreement dated as of September 30, 2008, the Fourth Amendment to Credit Agreement dated as of April 14, 2009, and as further amended and supplemented from time to time, the “Credit Agreement); and

WHEREAS, the Borrower has requested a waiver under the Credit Agreement in certain respects as set forth herein;

NOW THEREFORE, in consideration of the premises and the mutual covenants, representations and warranties contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

AGREEMENT

Section 1.               Definitions.  Capitalized terms used herein but not defined herein shall have the meanings as given them in the Credit Agreement, unless the context otherwise requires.

Section 2.               Waiver.  The Administrative Agent and the Lenders hereby waive for the period ending August 26, 2009, the requirement in Section 7.15.2 of the Credit Agreement that the Borrower not permit the ratio of its Current Assets to its Current Liabilities to be less than 1.00 to 1.00 for the fiscal quarter ending June 30, 2009.  The waiver in this Section 2 is effective only in respect to such requirement in such Section 7.15.2 and only for the period ending August 26, 2009 and only for the fiscal quarter ending June 30, 2009, and not any other period or fiscal quarter and not a waiver of any other provision of the Credit Agreement.  Except as expressly set forth in this Section 2, the execution, delivery, performance and effectiveness of this Waiver shall not operate nor be deemed to be nor construed as a waiver (i) of any right, power or remedy of the Administrative Agent or any Lender under the Credit Agreement or any of the other Loan Documents, (ii) of any other term, provision, representation, warranty, covenant or event of default contained in the Credit Agreement, any other Loan Documents or any other instruments or documents executed in connection therewith and the Administrative Agent and the Lenders hereby expressly reserve all such rights, powers and remedies.

Section 3.               Conditions to Effectiveness.  This Waiver shall be deemed effective as of June 29, 2009 (the “Effective Date”) following the satisfaction of the following condition:

(a)           the Administrative Agent shall have received counterparts hereof duly executed by the Borrower, the Administrative Agent, and the Required Lenders;

Section 4.               Representations and Warranties.  The Borrower hereby represents and warrants that after giving effect hereto:

(a)           the representations and warranties of the Borrower and each Subsidiary contained in the Loan Documents are true and correct in all material respects on and as of the date hereof, other than those representations and warranties that expressly relate solely to a specific earlier date, which shall remain correct in all material respects as of such earlier date;

(b)           the execution, delivery and performance by the Borrower and each Subsidiary of this Waiver has been duly authorized by all necessary corporate action required on their part and this Waiver constitutes the legal, valid and binding obligation of each Obligor party thereto enforceable against them in accordance with its terms, except as its enforceability may be affected by the effect of bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting the rights or remedies of creditors generally;

(c)           neither the execution, delivery and performance of this Waiver by the Borrower and each Subsidiary, the performance by them of the Credit Agreement nor the consummation of the transactions contemplated hereby does or shall contravene, result in a breach of, or violate (i) any provision of the Borrower or any Subsidiary’s certificate or articles of incorporation or bylaws or other similar documents, or agreements, (ii) any law or regulation, or any order or decree of any court or government instrumentality, or (iii) any indenture, mortgage, deed of trust, lease, agreement or other instrument to which the Borrower or any of its Subsidiaries is a party or by which the Borrower or any of its Subsidiaries or any of their property is bound, except in any such case to the extent such conflict or breach has been waived herein or by a written waiver document, a copy of which has been delivered to Administrative Agent on or before the date hereof;

(d)           no Material Adverse Effect has occurred and is continuing; and

(e)           no Default or Event of Default that the Administrative Agent and the Lenders have not waived in writing or that has not otherwise been disclosed to the Administrative Agent has occurred and is continuing.

Section 5.               Costs and Expenses.  As provided in Section 9.4 of the Credit Agreement, the Borrower agrees to reimburse Administrative Agent for all fees, costs, and expenses, including the reasonable fees, costs, and expenses of counsel or other advisors for advice, assistance, or other representation in connection with this Waiver.

Section 6.               GOVERNING LAW. THIS WAIVER HAS BEEN NEGOTIATED, IS BEING EXECUTED AND DELIVERED, AND WILL BE PERFORMED IN WHOLE OR IN PART, IN THE STATE OF NEW YORK, AND THE SUBSTANTIVE LAWS OF SUCH STATE AND THE APPLICABLE FEDERAL LAWS OF THE UNITED STATES OF AMERICA SHALL GOVERN THE VALIDITY, CONSTRUCTION, ENFORCEMENT AND INTERPRETATION OF THE LOAN DOCUMENTS, EXCEPT TO THE EXTENT THE LAWS OF ANY JURISDICTION WHERE COLLATERAL IS

LOCATED REQUIRE APPLICATION OF SUCH LAWS WITH RESPECT TO SUCH COLLATERAL.

Section 7.               Severability.  Any provision of this Waiver that is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Waiver or affecting the validity or enforceability of such provision in any other jurisdiction.

Section 8.               Counterparts.  This Waiver may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any party hereto may execute this Waiver by signing one or more counterparts.  Any signature hereto delivered by a party by facsimile transmission shall be deemed to be an original signature hereto.

Section 9.               No Waiver.  Except as expressly set forth in this Waiver, the execution, delivery and effectiveness of this Waiver shall not operate as a waiver of any default of the Borrower or any other Obligor or any right, power or remedy of the Administrative Agent or the other Secured Parties under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

Section 10.             Successors and Assigns.  This Waiver shall be binding upon the Borrower and its successors and permitted assigns and shall inure, together with all rights and remedies of each Lender hereunder, to the benefit of each Lender and the respective successors, transferees and assigns.

Section 11.             Entire Agreement.  THIS WAIVER CONSTITUTES THE ENTIRE AGREEMENT BETWEEN THE PARTIES HERETO WITH RESPECT TO THE SUBJECT HEREOF AND SHALL SUPERSEDE ANY PRIOR AGREEMENT BETWEEN THE PARTIES HERETO, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT HEREOF.  FURTHERMORE, IN THIS REGARD, THIS AGREEMENT  REPRESENTS THE FINAL AGREEMENT AMONG THE PARTIES THERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF SUCH PARTIES.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG SUCH PARTIES.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Waiver to be duly executed and delivered by their respective duly authorized officers as of the date hereof.

BORROWER:

PINNACLE GAS RESOURCES, INC.

By:	/s/ Peter G. Schoonmaker
Name:	Peter G. Schoonmaker
Title:	Chief Executive Officer and President

ADMINISTRATIVE AGENT:

THE ROYAL BANK OF SCOTLAND plc,

By:	/s/ P. R. Ballard
Name:	P. R. Ballard
Title:	Managing Director

LENDER:

THE ROYAL BANK OF SCOTLAND plc,

By:	/s/ P. R. Ballard
Name:	P. R. Ballard
Title:	Managing Director